UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On February 25, 2014, Cloud Peak Energy Inc. (“CPE Inc.”), Cloud Peak Energy Resources LLC (“CPE Resources”) and Cloud Peak Energy Finance Corp. filed Amendment No. 1 to their registration statement on Form S-3 (as amended, the “Registration Statement”), which incorporates by reference the contents of this Current Report on Form 8-K. The subsidiaries of CPE Inc. and CPE Resources (the “Subsidiaries”) are co-registrants under the Registration Statement, and the Registration Statement registers guarantees of debt securities by the Subsidiaries.  As of December 31, 2013, the Subsidiaries are 100 percent owned by CPE Resources and any guarantees by the Subsidiaries, if applicable, are full and unconditional. Subsequent to December 31, 2013, CPE Inc. expects to provide a parent guarantee to the debt securities issued by CPE Resources and Cloud Peak Energy Finance Corp. Pursuant to Rule 3-10 of Regulation S-X, CPE Inc., in Exhibit 99.1 to this Current Report on Form 8-K, is adding Note 26 to the Notes to Consolidated Financial Statements at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 in Item 8 of CPE Inc.’s and CPE Resources’s combined Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”). This report should be read in conjunction with the Form 10-K, as well as CPE Inc.’s and CPE Resources’s other filings with the Securities and Exchange Commission.

Item 9.01.             Financial Statements and Exhibits.

(d)     Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for CPE Inc.

99.1	Item 8. Financial Statements and Supplementary Data of CPE Inc.’s and CPE Resources’s combined Annual Report on Form 10-K for the year ended December 31, 2013

101.INS	XBRL Instance Document

101.SCH	BRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Calculation Linkbase Document

101.LAB	XBRL Taxonomy Label Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document

101.DEF	XBRL Taxonomy Definition Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: February 25, 2014

	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: February 25, 2014

	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for CPE Inc.

99.1	Item 8. Financial Statements and Supplementary Data of CPE Inc.’s and CPE Resources’ combined Annual Report on Form 10-K for the year ended December 31, 2013

101.INS	XBRL Instance Document

101.SCH	BRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Calculation Linkbase Document

101.LAB	XBRL Taxonomy Label Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document

101.DEF	XBRL Taxonomy Definition Document